UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. [    ] )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

WASATCH FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Wasatch Funds

IMPORTANT NOTICE

FOR SHAREHOLDERS

MEETING SCHEDULED FOR

July 26, 2007

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy materials regarding the Meeting of Shareholders of the Wasatch Strategic Income Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP. PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.	By Phone

Please call Computershare Fund Services toll-free at 1-866-525-2771. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.	By Internet

Follow the instructions on your voting instruction form.

3.	By Touchtone Phone

Follow the instructions on your voting instruction form.

4.	By Mail

Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-525-2771.

Wasatch Funds

IMPORTANT NOTICE

FOR SHAREHOLDERS

MEETING SCHEDULED FOR

July 26, 2007

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy materials regarding the Meeting of Shareholders of the Wasatch Strategic Income Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP. PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.	By Internet

Follow the instructions on your voting instruction form.

2.	By Touchtone Phone

Follow the instructions on your voting instruction form.

3.	By Mail

Simply return your executed voting instruction form in the envelope provided.

Wasatch Funds

IMPORTANT NOTICE

FOR SHAREHOLDERS

MEETING SCHEDULED FOR

July 26, 2007

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy materials regarding the Meeting of Shareholders of the Wasatch Strategic Income Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP. PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.	By Phone

Please call Computershare Fund Services toll-free at 1-866-525-2771. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.	By Internet

Visit https://vote.proxy-direct.com and follow the simple on-screen instructions.

3.	By Touchtone Phone

Call toll free 1-866-241-6192 and follow the simple recorded instructions.

4.	By Mail

Simply return your executed proxy card in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-525-2771.